UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9631

Cohen & Steers Institutional Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $44.19 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Institutional Realty Shares	13.51%
FTSE NAREIT Equity REIT Index[a]	14.91%
S&P 500 Index[a]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's return assumes the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities advanced in the first half of 2012 and outperformed the broader equity market. After a strong start, the pace of the rally cooled in the second quarter amid slowing economic growth with more modest job creation. REITs nonetheless added to their first-quarter gains, while the S&P 500 Index turned down. In a less certain economic environment, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at historically attractive terms. Investors also took comfort in the mostly domestic profile of REITs' income, which made them less vulnerable to slowing growth and sovereign debt issues internationally.

All property sectors advanced, led by owners of regional malls which had a total return of (+22.7%)b in the index. The group was aided by good earnings reports from leading companies and continued

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

sales growth from mall tenants broadly. Simon Property Group reported first-quarter earnings that grew 13% compared with the first quarter of 2011, and announced a 5% dividend increase. Simon also acquired a 29% stake in Klépierre, a French retail landlord majority owned by BNP Paribas. It was able to move quickly on this long-term growth opportunity, funding the transaction through a combination of common stock and unsecured debt.

Office REITs (+13.7%) saw stronger-than-expected demand on the West Coast and in Manhattan. SL Green Realty Corp. was a standout, announcing one of the largest lease deals in New York City history with media tenant Viacom. In the diversified sector (+12.5%), data-center operator Digital Realty Trust announced the purchase of three facilities near London. Similar to Simon Property Group's venture into Europe, this was an example of a U.S. company using its low cost of capital to acquire attractively priced, higher-yielding European assets.

The typically cyclical hotel sector (+12.8%) performed broadly in line with the typically defensive health care property sector (+12.7%), alternating leadership in the first and second quarters, respectively. Apartment REITs (+9.5%) underperformed, as improving sentiment in the single-family housing market prompted concerns of slower cash flow growth in the rental market.

Fund performance

The Fund had a positive total return for the period, but underperformed its benchmark. Stock selection in the hotel sector detracted from relative performance. Among our holdings were certain U.S.-based companies whose portfolios include hotels in Europe. We believe they have good fundamentals, although revenue growth in dollar terms has been hindered recently by weakness in the Euro.

In the industrial sector (+19.0%) we were overweight Prologis, which had a sizable absolute gain but trailed smaller industrial property stocks that had larger rebounds. Our underweight in the health care sector also detracted from relative returns.

Factors that aided relative performance included stock selection among shopping center companies (+19.3%) and our overweight in regional malls, specifically Simon Property Group. Stock selection in the apartment sector modestly benefited relative returns.

Investment Outlook

Recent disappointment in employment reports notwithstanding (monthly job gains below 100,000 in both May and June), we continue to expect slow but steady growth, with modest job creation. Such an environment should, in our view, allow for incremental gains in demand for real estate companies and continued low financing costs as interest rates remain low. Fundamentals in most sectors should also be supported by only gradual additions to supply, to the potential benefit of property-level cash flow growth.

Recent property transactions have largely confirmed our value estimates, but we continue to carefully evaluate our inputs. We have a modest cyclical lean (overweight in hotel and industrial companies), but with a defensive component in the portfolio. For this, high-quality malls are more appealing than health care companies, which are trading well above their historical premium to NAV.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

We have a generally favorable view of key office markets, including life sciences, technology and media, as well as New York offices broadly. We are marginally underweight apartments based on valuations and improved statistics for single-family homes, although we are monitoring the group for buying opportunities based on its relative underperformance versus other property sectors. We continue to favor prime retail owners, while staying cautious toward health care properties, suburban offices and secondary retail.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH

Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2012

	1 Year	5 Years	10 Years	Since Inception[a]
Fund	8.72%	3.15%	11.55%	13.22%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, were 0.77% and 0.75% as disclosed in the May 1, 2012 prospectus. The manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage fees and commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.75% of average daily net assets. This commitment will remain in place for the life of the Fund.

a  Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012—June 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During Period[a] January 1, 2012– June 30, 2012
Actual (13.51% return)	$1,000.00	$1,135.10	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.13	$3.77

a  Expenses are equal to the Fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the manager, the annualized expense ratio would have been 0.77%.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

June 30, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$270,210,661	11.9
Vornado Realty Trust	144,628,844	6.4
Prologis	142,368,186	6.3
Public Storage	132,650,116	5.8
Equity Residential	123,450,039	5.4
General Growth Properties	95,684,287	4.2
HCP	85,044,467	3.7
Boston Properties	81,956,438	3.6
Ventas	72,384,249	3.2
AvalonBay Communities	65,662,424	2.9

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.1%
COMMUNICATIONS—TOWERS	1.8%
American Tower Corp.		583,482	$40,791,227
FINANCIAL—BANK	0.3%
Bond Street Holdings LLC, Class A, 144Aa,b,c,d		289,434	6,549,891
REAL ESTATE	96.0%
DIVERSIFIED	7.6%
Alexander's		33,269	14,342,599
American Assets Trust		544,508	13,204,319
Vornado Realty Trust		1,722,182	144,628,844
			172,175,762
HEALTH CARE	8.1%
Brookdale Senior Living[d]		932,071	16,534,939
HCP		1,926,262	85,044,467
Health Care REIT		191,040	11,137,632
Ventas		1,146,772	72,384,249
			185,101,287
HOTEL	6.7%
Hersha Hospitality Trust		3,408,196	17,995,275
Host Hotels & Resorts		3,860,629	61,075,151
Hyatt Hotels Corp., Class Ad		914,659	33,988,728
Orient-Express Hotels Ltd., Class A (Bermuda)[d]		2,028,120	16,975,364
Starwood Hotels & Resorts Worldwide		429,094	22,759,146
			152,793,664
INDUSTRIAL	6.3%
Prologis		4,284,327	142,368,186

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
OFFICE	13.8%
Alexandria Real Estate Equities		365,417	$26,573,124
Boston Properties		756,265	81,956,438
Brookfield Office Properties (Canada)		3,019,189	52,594,273
Corporate Office Properties Trust		1,221,416	28,715,490
Hudson Pacific Properties		881,722	15,350,780
Kilroy Realty Corp.		233,886	11,322,421
Liberty Property Trust		803,745	29,609,966
Piedmont Office Realty Trust		1,198,797	20,631,296
SL Green Realty Corp.		579,570	46,504,697
			313,258,485
RESIDENTIAL	18.7%
APARTMENT	17.7%
American Campus Communities		613,536	27,596,849
Apartment Investment & Management Co.		1,766,859	47,758,199
AvalonBay Communities		464,111	65,662,424
Campus Crest Communities		162,604	1,689,456
Colonial Properties Trust		1,035,799	22,932,590
Education Realty Trust		1,327,885	14,712,966
Equity Residential		1,979,635	123,450,039
Essex Property Trust		196,936	30,312,389
Mid-America Apartment Communities		584,339	39,875,293
UDR		1,079,584	27,896,450
			401,886,655
MANUFACTURED HOME	1.0%
Equity Lifestyle Properties		333,485	23,000,461
TOTAL RESIDENTIAL			424,887,116
SELF STORAGE	7.6%
CubeSmart		850,646	9,927,039
Extra Space Storage		968,435	29,634,111
Public Storage		918,566	132,650,116
			172,211,266

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	24.1%
COMMUNITY CENTER	5.0%
Federal Realty Investment Trust		53,508	$5,569,648
Regency Centers Corp.		938,237	44,631,934
Retail Properties of America		931,788	9,056,979
Tanger Factory Outlet Centers		922,826	29,576,573
Weingarten Realty Investors		984,263	25,925,488
			114,760,622
REGIONAL MALL	19.1%
General Growth Properties		5,289,347	95,684,287
Macerich Co.		562,425	33,211,196
Simon Property Group		1,735,903	270,210,661
Taubman Centers		448,846	34,632,958
			433,739,102
TOTAL SHOPPING CENTER			548,499,724
SPECIALTY	3.1%
Digital Realty Trust		683,720	51,326,860
DuPont Fabros Technology		697,019	19,906,863
			71,233,723
TOTAL REAL ESTATE			2,182,529,213
TOTAL COMMON STOCK (Identified cost—$1,637,652,838)			2,229,870,331

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		22,052,537	$22,052,537
Federated Government Obligations Fund, 0.01%[e]		22,052,411	22,052,411
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$44,104,948)			44,104,948
TOTAL INVESTMENTS (Identified cost—$1,681,757,786)	100.0%		2,273,975,279
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0		(56,388)
NET ASSETS (Equivalent to $44.19 per share based on 51,453,000 shares of common stock outstanding)	100.0%		$2,273,918,891

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.3% of the net assets of the Fund.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.3% of the net assets of the Fund, all of which are illiquid.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.3% of the net assets of the Fund.

d  Non-income producing security.

e  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,681,757,786)	$2,273,975,279
Cash	62,389
Receivable for:
Investment securities sold	27,895,962
Fund shares sold	5,354,938
Dividends	3,913,171
Other assets	7,738
Total Assets	2,311,209,477
LIABILITIES:
Payable for:
Investment securities purchased	28,377,813
Fund shares redeemed	4,781,939
Dividends declared	2,838,952
Manager fees	1,261,887
Directors' fees	2,738
Other liabilities	27,257
Total Liabilities	37,290,586
NET ASSETS applicable to 51,453,000 shares of $0.001 par value of common stock outstanding	$2,273,918,891
NET ASSET VALUE PER SHARE:
($2,273,918,891 ÷ 51,453,000 shares outstanding)	$44.19
NET ASSETS consist of:
Paid-in capital	$1,656,142,756
Dividends in excess of net investment income	(6,149,194)
Accumulated undistributed net realized gain	31,707,836
Net unrealized appreciation	592,217,493
$2,273,918,891

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $104,105 of foreign withholding tax)	$21,440,120
Expenses:
Management fees	7,745,049
Registration and filing fees	100,725
Directors' fees and expenses	76,158
Line of credit fees	21,749
Dues and subscriptions	15,308
Total Expenses	7,958,989
Reduction of Expenses (See Note 2)	(213,940)
Net Expenses	7,745,049
Net Investment Income	13,695,071
Net Realized and Unrealized Gain:
Net realized gain on investments	89,226,628
Net change in unrealized appreciation	154,094,298
Net realized and unrealized gain	243,320,926
Net Increase in Net Assets Resulting from Operations	$257,015,997

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$13,695,071	$19,045,899
Net realized gain	89,226,628	40,183,591
Net change in unrealized appreciation	154,094,298	32,699,117
Net increase in net assets resulting from operations	257,015,997	91,928,607
Dividends and Distributions to Shareholders from:
Net investment income	(23,431,320)	(18,731,580)
Net realized gain	(7,765,640)	(16,483,490)
Total dividends and distributions to shareholders	(31,196,960)	(35,215,070)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	257,676,133	326,175,424
Total increase in net assets	483,495,170	382,888,961
Net Assets:
Beginning of period	1,790,423,721	1,407,534,760
End of period[a]	$2,273,918,891	$1,790,423,721

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $6,149,194 and $3,587,055, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$39.48	$37.99	$30.53	$24.05	$38.30	$56.49
Income from investment operations:
Net investment income	0.27	0.48 [a]	0.86	0.66	0.83	0.94 [b]
Net realized and unrealized gain (loss)	5.06	1.86	7.47	6.81	(13.69)	(11.36)
Total income (loss) from investment operations	5.33	2.34	8.33	7.47	(12.86)	(10.42)
Less dividends and distributions to shareholders from:
Net investment income	(0.47)	(0.45)	(0.87)	(0.66)	(0.88)	(0.84)
Net realized gain	(0.15)	(0.40)	—	—	—	(6.93)
Tax return of capital	—	—	—	(0.33)	(0.51)	—
Total dividends and distributions to shareholders	(0.62)	(0.85)	(0.87)	(0.99)	(1.39)	(7.77)
Net increase (decrease) in net asset value	4.71	1.49	7.46	6.48	(14.25)	(18.19)
Net asset value, end of period	$44.19	$39.48	$37.99	$30.53	$24.05	$38.30
Total investment return[c]	13.51%[d]	6.25%	27.63%	32.73%	–34.42%	–18.72%

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$2,273.9	$1,790.4	$1,407.5	$974.8	$604.9	$961.3
Ratio of expenses to average daily net assets (before expense reduction)	0.77%[e]	0.77%	0.77%	0.77%	0.77%	0.76%
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%[e]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average daily net assets (before expense reduction)	1.31%[e]	1.19%	1.33%	2.76%	2.29%	1.54%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.33%[e]	1.21%	1.35%	2.79%	2.30%	1.55%
Portfolio turnover rate	49%[d]	92%	104%	119%	106%	63%

a  17.0% of gross income was attributable to dividends paid by Simon Property Group.

b  12.7% of net investment income was attributable to a special dividend paid by Boston Properties.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the manager subject to the oversight of the Board of Directors. The manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the six months ended June 30, 2012.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock— Financial—Bank	$6,549,891	$—	$—	$6,549,891	[a]
Common Stock—Other	2,223,320,440	2,223,320,440	—	—
Money Market Funds	44,104,948	—	44,104,948	—
Total Investments[b]	$2,273,975,279	$2,223,320,440	$44,104,948	$6,549,891

a  Investments classified as Level 3 infrequently trade and have significant unobservable inputs.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2011	$6,222,831
Change in unrealized appreciation	327,060
Balance as of June 30, 2012	$6,549,891

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2012 which were valued using significant unobservable inputs (Level 3) amounted to $327,060.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at 6/30/2012	Valuation Technique	Unobservable Inputs	Range
Common Stock— Financial—Bank	$6,549,891	Market comparable companies	Price/Book Ratio Liquidity Discount	1.20 15.0%	x – 1.55x

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investment in Financial-Bank are the price-to-book ratio and discount for lack of liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Management Fees: The manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the manager provides the Fund with day-to-day investment

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund.

The manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding brokerage commissions, taxes and, upon approval of the Board of Directors, extraordinary expenses) do not exceed 0.75% of the average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2012, fees waived and/or expenses reimbursed totaled $213,940.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the manager. The Fund does not pay compensation to directors and officers affiliated with the manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $1,283,602,004 and $977,582,618, respectively.

Note 4. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,681,757,786
Gross unrealized appreciation	$598,387,508
Gross unrealized depreciation	(6,170,015)
Net unrealized appreciation	$592,217,493

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Sold	10,308,945	$436,056,052	19,297,320	$756,461,299
Issued as reinvestment of dividends and distributions	607,605	26,659,312	733,866	27,950,291
Redeemed	(4,813,968)	(205,039,231)	(11,728,067)	(458,236,166)
Net increase	6,102,582	$257,676,133	8,303,119	$326,175,424

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel, noting the recent leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed its benchmark and the median of the Peer Funds for the five-year period ended March 31, 2012, ranking in the second quintile. The Board of Directors noted that the Fund outperformed its benchmark for the ten-year period ended March 31, 2012, and was at the Peer Funds' median for that time period. The Board of Directors noted that the Fund had underperformed its benchmark for the one- and three-year periods ended March 31, 2012, underperformed the Peer Funds median for the one-year period ended March 31, 2012 and was at the Peer Funds' median for the three- and ten-year periods ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined to more closely monitor the Fund's performance and requested that the Investment Advisor provide updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual and contractual management fees were lower than the Peer Funds' medians, ranking the Fund in the second quintile. The Board of Directors further noted that the Fund's overall total expense ratio was lower than the Peer Funds' median, ranking the Fund in the first quintile. The Board of Directors also considered that the Investment Manager charges the Fund a unitary

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

fee over the life of the Fund, causing the Investment Manager to reimburse expenses to limit overall total expenses. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Investment Manager pays most of the regular operating costs of the Fund and reimburses the Fund for certain expenses to the extent that total expenses exceed the management fee rate. The Board of Directors determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund advisory agreements, as well as the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Thomas N. Bohjalian
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Institutional Realty Shares

CSIRXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Treasurer and Chief Financial Officer
(principal financial officer)

Date: September 4, 2012